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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) June 13, 2002
                                                  -------------



                            Franklin Receivables LLC
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                    333-72180                        94-3301-790
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(State of Incorporation)      (Commission File Number)     (I.R.S. Employer Identification No.)
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        47 West 200 South, Suite 500
            Salt Lake City, Utah                               84101
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's Telephone Number, including area code       (801) 238-6700
                                                   -----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events

         On or about June 13, 2002, Franklin Receivables LLC transferred approximately $235,000,000 of Prime, Non-Prime and Sub-Prime motor vehicle retail installment sale contracts (the "Receivables"), to Franklin Auto Trust
2002-1 (the "Trust"). The Trust transferred the Receivables to The Bank of New
York, as indenture trustee ("Indenture Trustee"), who in turn issued: (i) Class
A-1 Asset Backed Notes (the "Class A-1 Notes") in the aggregate original principal amount of $37,000,000 due June 20, 2003; (ii) Class A-2 Asset Backed
Notes (the "Class A-2 Notes") in the aggregate original principal amount of $59,000,000 due May 20, 2005; (iii) Class A-3 Asset Backed Notes (the "Class A-3
Notes") in the aggregate original principal amount of $65,000,000 due November
20, 2006; and (iv) Class A-4 Asset Backed Notes (the "Class A-4 Notes") in the aggregate original principal amount of $74,000,000 due February 22, 2010.

ITEM 7.  Financial Statements and Exhibits

         (a)    Financial Statements - Not Applicable

         (b)    Pro Forma Financial Information - Not Applicable

         (c)    Exhibits

Item 601(a) of Regulation S-K

Exhibit No.     Description

       4.1      Amended & Restated Trust Agreement,  between the Seller and the
                Owner Trustee, dated as of June 1, 2002.

       4.2      Indenture, between the Issuer and the Indenture Collateral
                Agent, dated as of June 1, 2002.

       4.3      Sale and Servicing Agreement, among the Seller, Franklin
                Capital, Resources and the Issuer, dated as of June 1, 2002.

       4.4      MBIA Insurance Corporation Financial Guarantee Insurance Policy.

      10.1      Purchase Agreement, between Franklin Receivables LLC and
                Franklin Capital, dated as of June 1, 2002.

      10.2      Assignment of Services to Franklin Receivables LLC, dated as of
                June 1, 2002.

      10.3 Underwriting Agreement, among the Seller, Franklin Capital and the Underwriter, dated May 29, 2002.

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      10.4      Letter Agreement, between Resources and the Underwriter, dated
                May 29, 2002.

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FRANKLIN RECEIVABLES LLC


                           By:   Franklin Capital Corporation as its Managing
                                 Member

                                 By:  /s/ Harold E. Miller Jr.
                                      ----------------------------------
                                      Name:  Harold E. Miller Jr.
                                      Title:  President and CEO


June 20, 2002

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                                INDEX TO EXHIBITS

Exhibit No.     Description

    4.1         Amended & Restated Trust Agreement, between the Seller and the
                Owner Trustee, dated as of June 1, 2002.

    4.2         Indenture, between the Issuer and the Indenture Collateral
                Agent, dated as of June 1, 2002.

    4.3         Sale and Servicing Agreement, among the Seller, Franklin
                Capital, Resources and the Issuer, dated as of June 1, 2002.

    4.4         MBIA Insurance Corporation Financial Guarantee Insurance Policy.

   10.1         Purchase Agreement, between Franklin Receivables LLC and
                Franklin Capital, dated as of June 1, 2002.

   10.2         Assignment of Services to Franklin Receivables LLC, dated as of
                June 1, 2002.

   10.3 Underwriting Agreement, among the Seller, Franklin Capital and the Underwriter, dated May 29, 2002.

   10.4         Letter Agreement, between Resources and the Underwriter, dated
                May 29, 2002.